The date of this supplement is February 1, 2007.

C50-041 2/1/07

T. Rowe Price Index Funds

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

Supplement to prospectus dated May 1, 2006

Effective April 1, 2007, the Extended Equity Market Index Fund is replacing the Dow Jones Wilshire 4500 Completion Index with the S&P Completion Index as the index the fund uses to represent small- and mid-capitalization stocks. The Total Equity Market Index Fund is replacing the Dow Jones Wilshire 5000 Composite Index with the S&P Total Market Index to represent the market as a whole.

All references to the Dow Jones Wilshire 4500 Completion Index or the Dow Jones Wilshire 5000 Composite Index on pages one and two of the prospectus are no longer applicable and now refer to the S&P Completion Index and the S&P Total Market Index, respectively. The S&P Completion Index includes approximately 4,000 stocks and the S&P Total Market Index includes approximately 4,500 stocks.

Additionally the paragraph on page 45 of the prospectus under the subheading Standard & Poor`s is amended to include the Extended Equity Market Index and the Total Equity Market Index Funds and references to the S&P Completion and S&P Total Market Indexes, as appropriate.